SHARE PURCHASE AGREEMENT dated as of this
                                    31st day of May, 2001 between GRAPHON
                                    CORPORATION, a Delaware corporation (the
                                    "Company"), and MENTA SOFTWARE LTD., an
                                    Israeli corporation (the "Purchaser")

                              -----------------

      The Company and the Purchaser are simultaneously herewith entering into a Technology License Agreement (the "Technology License Agreement") whereby the Purchaser may acquire up to 2,940,000 shares of the Common Stock of the Company (the "Shares"). The Company and the Purchaser wish to set forth certain terms and conditions for the Purchaser's acquisition of the Shares.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants hereafter set forth, the parties hereby agree as follows:

1.    PURCHASE OF SHARES

      1.1 ___ Subject to the terms and conditions hereinafter set forth, the Purchaser hereby subscribes for and agrees to purchase from the Company, and the Company agrees to issue and sell to the Purchaser, 2,500,000 shares of Common Stock of the Company as the "License Fee" pursuant to the Technology License Agreement, upon satisfaction of the terms and conditions provided in the Technology License Agreement; provided that such number of shares shall be equitably adjusted to reflect any stock dividend, stock split, combination or exchange of shares, merger, consolidation or recapitalization of the Company after the date hereof, such adjustment to be made by the Board of Directors of the Company in its reasonable discretion.

      1.2 ___ Subject to the terms and conditions hereinafter set forth, the Purchaser hereby subscribes for and agrees to purchase from the Company, and the Company agrees to issue and sell to the Subscriber, 440,000 shares of Common Stock of the Company (the "Additional Shares") as the "Acquisition Fee" pursuant to the Technology License Agreement, upon satisfaction of the terms and conditions provided in the Technology License Agreement; provided that such number of shares shall be equitably adjusted to reflect any stock dividend, stock ___ split, ___ combination ___ or exchange of shares, ___ merger, consolidation or recapitalization of the Company, such adjustment to be made by the Board of Directors of the Company in its reasonable discretion.

      1.3 ___ Each date upon which the Purchaser purchases Shares pursuant to this Agreement is referred to herein as a "Closing Date."

      1.4 ___ The Company shall deliver to the Purchaser a certificate or certificates evidencing that Shares purchased on a Closing Date as soon as practicable after the Closing Date, but in no event later than seventy five (75) days after such Closing Date.

2.    REPRESENTATIONS AND COVENANTS OF THE PURCHASER

      2.1 ___ The Purchaser represents and warrants that it has all requisite corporate power and authority to enter into this Agreement and perform its obligations hereunder. All necessary corporate action on the part of the Purchaser in connection with the execution, delivery and performance of this Agreement by the Purchaser has been taken.

      2.2 ___ The Purchaser represents that the Shares are being purchased for its own account, for investment and not for distribution or resale to others, other than as a dividend or other distribution to its shareholders and others, in connection with the liquidation or dissolution of the Purchaser; provided however that no dividend or other distribution of the Shares shall be made prior to August 15, 2001 or until registration of the Shares in accordance with
Section 5(a) of Schedule 2.4.

      2.3 ___ The Purchaser ___ acknowledges ___ that it has been afforded the opportunity to make, and has made, all inquiries as it deemed appropriate with respect to the Company's affairs and prospects.

      2.4 ___ The Purchaser agrees to be bound by the restrictions on transfer, and the procedures for registration of the Shares and the other agreements applicable to the Purchaser set forth in Schedule 2.4 hereto; provided, however, that the Purchaser and its successors and permitted assigns agree, notwithstanding the registration of the Shares under the Act, as contemplated by
Section 5 of Schedule 2.4, not to sell, transfer or dispose of in a public transaction, (a) more than two and one-half (2 1/2 %) percent of the Shares then owned by the Purchaser during each of the first six (6) months after the first Closing Date and (b) more than ten (10%) per cent of the Shares then owned by the Purchaser during each month of the following six (6) months. The Purchaser further consents that the certificates representing the Shares may bear a restrictive legend to such effect.

3.    REPRESENTATIONS AND COVENANTS OF THE COMPANY

      3.1 ___ The Company represents and warrants that it has all requisite corporate power and authority to enter into this Agreement and perform its obligations hereunder. All necessary corporate action on the part of the Company in connection with the execution, delivery and performance of this Agreement by the Company has been taken. This Agreement, when executed and delivered by or on behalf of the Company, shall constitute the valid and legally binding obligations of the Company, legally enforceable against the Company in accordance with its respective terms.

      3.2 ___ The Shares and the Additional Shares, when issued and allotted in accordance with this Agreement, will be duly authorized, validly issued, fully paid, non-assessable, and free of any preemptive rights, liens, claims, encumbrances or third party rights of any kind and duly registered in the name of each Purchaser in the Company's share transfer register.

      3.3 ___ The Company agrees that it will be bound by the provisions of
Schedule 2.4 hereto, with respect to registration rights for the Common Stock.

4.    MISCELLANEOUS

      4.1 ___ Any notice, request, advice, consent or other communication given hereunder shall be given in writing and sent by overnight delivery service or registered or certified mail, return receipt requested, and addressed as follows: if to the Company, to it at 400 Cochrane Circle, Morgan Hill, California 95037, Attention: ___ Chief Financial Officer, with a copy to Sonnenschein Nath & Rosenthal, 1221 Avenue of the Americas, New York, New York 10020, Attention, Ira I. Roxland, Esq.; and if to the Purchaser, to it at 13 Gush Etzion Street, Givat Shmuel 54030, Israel, Attention: Mr. Shai Beilis. Notice so given shall be deemed to have been given on the earlier to occur of actual receipt or five business days after the date of such mailing, except for notices of change of address, which shall be deemed to have been given when received.

      4.2 ___ This Agreement shall not be changed, modified or amended except by a written agreement signed by all the parties hereto.

      4.3 ___ This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Agreement and the Technology License Agreement set forth the entire agreement and understanding between the parties as to the subject matter thereof and merge and supersede all prior discussions, agreements and understandings of any and every nature among them.

      4.4 ___ This Agreement shall be governed in all respects by the law of the State of New York, without regard to its principles of conflicts of law.

4.5   This Agreement may be executed in counterparts.

4.6 ____ This Agreement is subject to the approval of the Board of Directors and the Shareholders of the Purchaser. If such approval has not been obtained on or before June 18, 2001, this Agreement shall not take effect ab initio.

4.7 ___ This Agreement or any portion hereof, including the registration rights granted by the Company to the Purchaser herein, may be transferred or assigned by the Purchaser to any of its Affiliates, shareholders and Directors, including by way of liquidation or dissolution of the Company.

      IN WITNESS WHEREOF, the parties have executed this Share Purchase Agreement as of the day and year first written above.
                                          GRAPHON CORPORATION

                                          By:
                                               -------------------------------
                                          Name:
                                          Title:

                                          MENTA SOFTWARE LTD.

                                          By:
                                               -------------------------------
                                          Name:
                                          Title:

2.4.9

17095480\V-1
                                                                    SCHEDULE 2.4



                         REGISTRATION RIGHTS, PROCEDURES

                                       AND

                           RESTRICTIONS UPON TRANSFER


                             -------------------


      1. ____ Restriction ___ on ___ Transfer. ___ The ___ Restricted ___ Securities ___ (as hereinafter defined), and any shares of capital stock received in respect thereof, whether by reason of a stock split or share reclassification thereof, a stock dividend thereon or otherwise, shall not be transferable except upon the conditions specified in this Schedule, which conditions are intended to insure compliance with the provisions of the Securities Act in respect of the transfer thereof.

      2.    Definitions.  As used in this Schedule,  the following terms shall
            -----------
have the following respective meanings:

            "Commission" shall mean the Securities and Exchange Commission, or any other Federal agency at the time administering the Securities Act.

            "Common Stock" shall mean the Common Stock of the Company, together with any other equity securities that may be issued by the Company in addition thereto or in substitution therefor.

            "Company" shall mean GraphOn Corporation, a Delaware corporation, and its successors and assigns.

            "Closing Date" shall mean each date on which shares of Common Stock are sold to the Purchaser pursuant to the Share Purchase Agreement to which this
Schedule is attached (the "Share Purchase Agreement").

            "Person" shall mean and include an individual, a Company, a partnership, a trust, an unincorporated organization and a government or any department, agency or political subdivision thereof.

            "Purchaser"   shall  mean   Menta   Software   Ltd.,   an  Israeli
corporation, and its permitted successors or assigns.

            "Restricted Securities" shall mean the shares of Common Stock issued pursuant to the Share Purchase Agreement.

            "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

            "Transfer" ___ shall include any disposition of any Restricted Securities or of any interest therein which would constitute a sale thereof within the meaning of the Securities Act.

      3. ____ Restrictive ___ Legend. ___ Each ___ certificate ___ for the ___ Restricted Securities and any shares of capital stock received in respect thereof, whether by reason of capital stock received in respect thereof, a stock dividend thereon or otherwise, and each certificate for any such securities issued to subsequent transferees of any such certificate shall (unless otherwise permitted by the provisions of Sections 4 or 11 hereof) be stamped or otherwise imprinted with a legend in substantially the following form:

            "The shares of common stock represented by this certificate have not been registered under the Securities Act of 1933, as amended, ___ and may not be sold, offered for sale, assigned, transferred or otherwise disposed of, unless registered pursuant to the provisions of that Act or such disposition is in compliance with an available exemption from such registration."

      4. ____ Notice of Transfer. The holder of any Restricted Securities, by acceptance thereof ___ agrees, ___ prior to any transfer of any Restricted Securities, to give written notice to the Company of such holder's intention to effect such transfer and to comply in all other respects with the provisions of this Section 4. Each such notice shall describe the manner and circumstance of the proposed transfer and shall be accompanied by the written opinion, addressed to the Company, of counsel for the holder of Restricted Securities, as to whether in the opinion of such counsel (which opinion shall be reasonably satisfactory to counsel for the Company) such proposed transfer involves a transaction requiring registration of such Restricted Securities under the Securities Act; provided, however, that no such opinion shall be required in connection with a transaction complying with the requirements of Rule 144, promulgated under the Securities Act, or successor Rule thereto ("Rule 144"). If in the opinion of such counsel (if such opinion is required hereunder), the proposed transfer of Restricted Securities may be effected without registration under the Securities Act, the holder of Restricted Securities shall thereupon be entitled to transfer Restricted Securities in accordance with the terms of the notice delivered by it to the Company. Each certificate or other instrument evidencing the securities issued upon the transfer of any Restricted ___ Securities (and each certificate or other instrument evidencing any untransferred balance of such securities) shall bear the legend described in
Section 3 hereof unless (a) in the opinion of such counsel ___ registration of future transfer is not required by the applicable provisions of the Securities Act or (b) the Company shall have waived the requirement of such legend; provided, however, that such legend shall not be required on any certificate or other instrument evidencing the securities issued upon such transfer in the event such transfer shall be made in compliance with the requirements of Rule
144. The holder of Restricted Securities shall not transfer such Restricted Securities until such opinion of counsel has been given to the Company (unless waived by the Company or unless such opinion is not required in accordance with the provisions of this Section 4) or until registration of the Restricted Securities involved in the above-mentioned request has become effective under the Securities Act. In addition to the above provisions of this Section 4, ___ transfer of the Restricted Securities is also subject to the restriction contained in Section 2.4 to the Share Purchase Agreement.

      5. ____ Registration. (a) ______ No later than 30 days after each Closing Date, the Company shall file a registration statement on Form S-3 (or other then available form) under the Securities Act covering the Restricted Securities purchased on such Closing Date and will thereafter exert its best efforts to promptly effect the registration of the Restricted Securities under the Securities Act. The Company may include in such registration statement any of its securities for its own account or for the respective accounts of others.

            (b) ___ Whenever the Company ___ proposes to file a registration statement (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation or business entity), it will prior to such filing, give written notice to each holder of Restricted Securities of its intention to do so and, upon the written request of the holders of no less than 20% of the then issued and outstanding Restricted Securities given within thirty (30) days after the Company provides such notice (which request shall state the intended method of disposition of such Restricted Securities), the Company shall use its best efforts to cause all Restricted Securities which the Company has been requested to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the specified intended methods of distribution, provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 5(b) without obligation to such holders. The Company shall not be required to effect more than two (2) registrations pursuant to this Section 5(b).

            (c) ___ In connection with any registration under Section 5(b) involving an underwritten offering, the Company shall not be required to include any Restricted Securities in such registration unless the holders of such Restricted Securities accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, subject to the provisions of the last sentence of Section 7 of this Schedule. If in the opinion of the managing underwriter it is desirable because of marketing factors to limit the number of Restricted Securities to be included in the offering, then the Company shall be required to include in the registration only that number of Restricted Securities, if any, which the managing underwriter believes should be included therein; provided that no persons or entities other than the Company, the holders of Restricted Securities and other persons or entities holding registration rights shall be permitted to include securities in the offering. If the number of Restricted Securities to be included in the offering in accordance with the foregoing is less than the total number of shares which the holders of Restricted Securities have requested to be included, then such holders and other holders of securities entitled to include them in such registration shall participate in the registration pro rata based upon their total ownership of shares of Common Stock (giving effect to the conversion into Common Stock of all securities convertible thereinto). If any holder would thus be entitled to include more securities than such holder requested to be registered, the excess shall be allocated among other requesting holders pro rata in the manner described in the preceding sentence.

            (d) ___ Notwithstanding the foregoing, the Company shall not be required, pursuant to this Section 5(b), to include any Restricted Securities in a registration statement if such Restricted Securities can then be sold pursuant to Rule 144(k) under the Securities Act and represent less than 1% of the then outstanding shares of Common Stock.

      6.    Preparation  and Filing.  If and  whenever the Company is under an
            -----------------------
obligation pursuant to the provisions of this Schedule to use its best efforts to effect the registration of any Restricted Securities, the Company shall, as expeditiously as practicable:

            (a) ___ Prepare and file with the ___ Commission a ___ registration statement with respect to such securities and use its best efforts to cause such registration statement to become and remain effective;

            (b) ___ Prepare and file with the Commission such amendments and supplements to such registration statements and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of two years from the Closing Date and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Restricted ___ Securities covered by such registration statement and will furnish to each selling stockholder prior to the filing thereof a copy of any amendment or supplement to such registration statement to which any such selling stockholder shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or the rules and regulations thereunder;

            (c) ___ Furnish to each selling stockholder such number of copies of such registration statement and of each such amendment or supplement thereto (in each case including all exhibits) a summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as such seller may reasonably request in order to facilitate the public sale or other disposition of such Restricted Securities;

            (d) ___ Use its best efforts to register or qualify the Restricted Securities covered by such registration statement under the securities or blue sky laws of such states or jurisdictions as each such seller shall reasonably request ___ but in no event ___ more than three (3) states or jurisdictions in the aggregate (provided, however, that the Company shall not be required to consent to general service of process for all purposes in any state or jurisdiction where it is not then qualified) and do any and all other acts or things which may be necessary or advisable to enable such seller to consummate the public sale or disposition in such jurisdictions of such securities;

            (e) ___ Notify each seller of Restricted Securities covered by such registration statement, at any time when a prospectus relating thereto covered by such registration statement is required to be delivered under the Securities Act within the appropriate period mentioned in clause (b) of this Section 6, ___ of the happening of any event as a result of which the Registration Statement, the prospectus or any document incorporated therein by reference, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading and at the request of such seller, prepare and furnish to such seller a post-effective amendment or supplement to the registration statement or the related prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

            (f) ___ Otherwise ___ use its best ___ efforts to comply ___ with all applicable rules and regulations of the Commission, and make generally available to its securities holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first month of the first fiscal quarter after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act; and

            (g)   Notify   each   selling   stockholder   and   the   managing
underwriter or underwriters, if any, promptly, and confirm such advice in writing

                  (i) ___ when ____ the ____ registration ____ statement, ____ any pre-effective amendment, ___ the ___ prospectus or any prospectus supplement or ___ post-effective ___ amendment to the registration statement has been filed, and, with respect to the registration statement or any post-effective amendment, when the same has become effective;

                  (ii) of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose;

                  (iii) of ___ the ___ receipt ___ by the ___ Company ___ of any qualification of the Restricted Securities for sale under the securities or "Blue Sky" laws of any ___ jurisdiction or the initiation or threatening of any proceeding for such purpose; and

                  (iv) of the existence of any fact which results in the registration statement, ___ the prospectus or any document incorporated therein by reference containing an untrue statement of material fact or omitting to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

            (h) ___ Make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the registration statement at the earliest possible moment;

            (i) ___ Use its best efforts to cause all Restricted Securities covered by the registration statement to be listed on each securities exchange on which the Company's Common Stock is listed, if any; and

            (j) ___ Provide and cause to be maintained a transfer agent for all Restricted Securities covered by such registration statement from and after a date not later than the effective date of such registration statement.

      7. ____ Underwritten Offerings. If requested by the underwriters for any underwritten offering of Restricted Securities pursuant to this Schedule, the Company will enter into an underwriting agreement with such underwriters for such offering, such agreement to contain such representations and warranties by the Company and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, indemnities as to the effect and to the extent provided in
Section 10 hereof. The holders of Restricted Securities on whose behalf Restricted Securities are to be distributed by such underwriters shall be parties to any such underwriting agreement and the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters, shall also be made to and for the benefit of such holders of Restricted Securities. Such holders of Restricted Securities shall not be required by the Company to make any representations or warranties to or agreements with the Company or the underwriters other than reasonable representations, warranties or agreements regarding such holder, such holder's Restricted Securities and such holder's intended method or methods of disposition as are customarily contemplated by underwriting agreements with ___ respect ___ to ___ secondary ___ distributions ___ and any other representation required by law.

      8. ____ Preparation; Reasonable Investigation. In connection with the preparation and filing of each registration statement including Restricted Securities under the Securities Act, the Company will give the holders of Restricted Securities on whose behalf such Restricted Securities are to be so registered and their underwriters, if any, and their respective counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, each document incorporated by reference therein or filed with the Commission, each document ___ incorporated by reference therein and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial ___ statements as shall be necessary, in the opinion of such holders and such underwriters or their respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

      9. ____ Expenses. All expenses incurred by the Company in complying with its obligations under Section 5 hereof, including, without limitation, all registration and filing fees, fees and expenses of complying with securities and blue sky laws, printing expenses and fees and disbursements of counsel to the Company and of independent certified public accountants shall be paid by the Company; provided, however, that fees and disbursements of counsel to the Purchaser shall be paid by the Purchaser and all underwriting discounts and selling commissions and stock transfer taxes applicable to the Restricted Securities covered by the registration effected pursuant to Section 5 hereof shall be borne by the seller or sellers thereof in proportion to the number of Restricted Securities sold by such seller or sellers.

      10.   Indemnification.
            ---------------

            (a) ___ In the event of any ___ registration ___ of any Restricted Securities under the Securities Act pursuant to this Schedule, the Company shall indemnify and hold harmless the seller of such shares, each underwriter of such shares, if any, each broker or any other person acting on behalf of such seller and each other person, if any, who controls any of the foregoing persons, within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which any of the foregoing persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such Restricted Securities were registered under the Securities Act, final prospectus contained therein, any document incorporated by reference therein or any amendment or supplement thereto, or any document prepared and/or furnished by the Company incident to the registration of any Restricted Securities pursuant to Section 5 hereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any prospectus, necessary to make the statements therein in light of the circumstances under which they were made, not misleading, or any violation by the Company of the Securities Act or state securities or blue sky laws applicable to the Company and relating to action or inaction ___ required of the Company in connection ___ with such registration or qualification under such state securities or blue sky laws; and shall reimburse such seller and each such controlling person for any legal or any other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon an untrue statement or omission made in said registration statement, said prospectus or said amendment or supplement or any document incident to the registration of any Restricted Securities pursuant to Section 5 hereof in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller or such underwriter specifically for use in the preparation thereof.

            (b) ___ Before Restricted Securities held by any prospective seller shall be included in any registration statement pursuant to this Schedule, such prospective seller and any underwriter acting on its behalf shall have agreed to indemnify and hold harmless (in the same manner and to the same extent as set forth in the preceding paragraph (a) of this Section 10) the Company, each director of the Company, each officer of the Company who shall sign such registration statement and any person who controls the Company within the meaning of the Securities Act, with respect to any untrue statement or omission from such registration statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, if such untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller or such underwriter specifically for use in the preparation of such registration statement, final prospectus or amendment or supplement; provided, however, that the maximum amount of liability in respect of such indemnification shall be limited, in the case of each prospective seller of Restricted Securities, to an amount equal to the gross proceeds actually received by such prospective seller from the sale of Restricted Securities effected pursuant to such registration.

            (c) ___ Promptly after receipt by an indemnified party of notice of the commencement of any actions involving a claim referred to in paragraph (a) or (b) of this Section 10, such indemnified party will, if a claim in respect thereof is made against an indemnifying party, give written notice to the latter of the commencement of such action. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be responsible for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof; provided, however, that if any indemnified party shall have reasonably concluded that there may be one or more legal defenses available to such indemnified party which are differed from or additional to those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity ___ agreement ___ provided in this ___ Section 10, ___ the indemnifying party shall reimburse such indemnified party for that portion of the fees and expenses of any counsel retained by the indemnified party which are reasonably related to the matters covered by the indemnity agreement provided in this Section 10.

            (d) ___ The failure to notify an indemnifying party promptly of the commencement of any such action, if materially prejudicial to the ability of the indemnifying party to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 10, but the omission so to notify the indemnifying party will not relieve the indemnifying party of any liability that it may have to any indemnified party otherwise than under this Schedule.

            (e) ___ The indemnifying party shall not make any settlement of any claims indemnified against hereunder without the written counsel of the indemnified party or parties, which consent shall not be unreasonably withheld.

            (f) ___ If the indemnification ___ provided for in Section 10 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received from the offering by the Company, the holders of Restricted Securities and any underwriter; but if such allocation is not permitted by applicable law or if the indemnified party failed to give the notice required under paragraph (c) above, each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportions as are appropriate to reflect not only such relative benefits but also relative fault of the Company, the holders of Restricted Securities and any underwriter in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The parties agree that the relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged untrue statement of a material fact relates to information supplied by the Company, the holders of Restricted Securities or underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; that it would not be just and equitable if contribution pursuant to such agreement were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable consideration referred to above in this paragraph (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim; that the holders of Restricted Securities shall not be required to contribute any amount in excess of the dollar amount by which the proceeds to be received by such holders from the sale of their respective Restricted Securities exceeds the amount of damages such holders of Restricted Securities would have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the shares of securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission; and that no person guilty of fraudulent ___ misrepresentation ___ (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

      11. ___ Removal of Legends. Whenever the restrictions imposed by this Schedule shall terminate, as herein provided, the holder of any Restricted Securities as to which such restrictions have terminated shall be entitled to receive from the Company, without expense, a new certificate not bearing the restrictive legend referred to in Section 3 hereof and not containing any other reference to the restrictions imposed by this Schedule.